UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

January 15, 2013

SPARTECH CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-5911	43-0761773
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 S. Central Avenue, Suite 1700
Clayton, Missouri 63105
(Address of principal executive offices) (Zip Code)

(314) 721-4242
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

SPARTECH CORPORATION
FORM 8-K

Item 8.01.                    Other Events.

On January 15, 2013, Spartech Corporation (the “Company”) mailed a quarterly newsletter to the Company’s employees which included information related to the proposed merger transaction with PolyOne Corporation (“PolyOne”). A copy of the newsletter is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

The Company will post this Form 8-K on its Internet website at www.spartech.com. References to the Company's website address are included in this Form 8-K only as inactive textual references and the Company does not intend them to be active links to its website. Information contained on the Company's website does not constitute part of this Form 8-K.

Additional Information

In connection with the proposed merger transaction, PolyOne filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Spartech and a prospectus of PolyOne, each subject to completion.  SPARTECH STOCKHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE FINAL PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to stockholders of Spartech. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Spartech at its website, www.spartech.com, or 120 S. Central Avenue, Suite 1700, Clayton, MO 63105, Attention: Corporate Secretary, or from PolyOne at its website, www.polyone.com, or 33587 Walker Road, Avon Lake, Ohio 44012, Attention: Corporate Secretary.

Participants in Solicitation

Spartech and PolyOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger.  Information concerning Spartech’s participants is set forth in the proxy statement, dated January 24, 2012, for Spartech’s 2012 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A and Spartech’s current report on Form 8-K, as filed with the SEC on March 16, 2012.  Information concerning PolyOne’s participants is set forth in the proxy statement, dated March 23, 2012, for PolyOne’s 2012 Annual Meeting of Stockholders as filed with the SEC on Schedule 14A and PolyOne’s current reports on Form 8-K, as filed with the SEC on May 11, 2012 and September 25, 2012.  Additional information regarding the interests of participants of PolyOne and Spartech in the solicitation of proxies in respect of the proposed merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 8.01.                    Other Events.

(d) Exhibits

Exhibit Number          Description

99.1                             Spartech News, The Quarterly Newsletter for Spartech Employees, dated January – March, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTECH CORPORATION
Date: January 15, 2013	By:	/s/ Randy C. Martin
Randy C. Martin Executive Vice President Corporate Development and Chief Financial Officer